UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): October 29, 2012

SLM STUDENT LOAN TRUST 2006-7

(Exact name of issuer as specified in its charter)

DELAWARE	333-132315/ 333-132315-07	57-1176559
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o Deutsche Bank Trust Company Americas

60 Wall Street, 60th Floor

Mail Stop NYC60-2606

New York, New York 10005

(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code: (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

For the auction for the SLM Student Loan Trust 2006-7 Class A-6B Notes occurring on October 31, 2012 and the SLM Student Loan Trust 2006-7 Class A-6C Notes occurring on November 2, 2012, an affiliate of SLM Funding LLC intends to submit buy bids for all outstanding notes that it does not currently hold of each of the Class A-6B Notes and the Class A-6C Notes at a rate equal to LIBOR + 1.50%. SLM Funding LLC’s affiliate plans to bid the All Hold Auction Rate for the Class A-6B Notes and the Class A-6C Notes that it currently holds. For more information review the Event Notice attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1 Event Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLIE MAE, INC., as Administrator for SLM STUDENT LOAN TRUST 2006-7

Dated: October 29, 2012	By:	/s/ MARK REIN
	Name:	Mark Rein
	Title:	Vice President

SLM STUDENT LOAN TRUST 2006-7

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Event Notice